SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 26, 2006

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                   001-16533                63-1261433
  (State of Incorporation)     (Commission File No.)    (IRS Employer I.D. No.)


      100 Brookwood Place, Birmingham, Alabama                 35209
       (Address of Principal Executive Office)               (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
    240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange
    Act (17 CFR 240.13e-(c))

Item 7.01  Regulation FD Disclosure

                  On July 26, 2006 ProAssurance Corporation announced that shareholders of Physicians Insurance Company of Wisconsin (PIC Wisconsin) have approved PIC Wisconsin's merger into ProAssurance.

                  PIC Wisconsin's merger into ProAssurance is expected to be declared effective at 12:01 am on August 1, 2006. Each share of PIC Wisconsin common stock will be converted into shares of ProAssurance common stock having a value of $5,000. The number of shares of ProAssurance common stock to be issued per PIC Wisconsin share will be determined after the close of normal NYSE trading on Monday, July 31, 2006, which is the end of a ten-day pricing period for valuing ProAssurance stock for purposes of this transaction. Instructions for submitting PIC Wisconsin shares for conversion will be mailed to shareholders no later than August 14, 2006.

                  A copy of the news release issued by ProAssurance disclosing the outcome of the PIC Wisconsin shareholder vote is attached as
         Exhibit 99.1 to this report and is incorporated into this Item 7.01 by reference.


Item 8.01  Other Events

                  A copy of the news release issued by ProAssurance disclosing the outcome of the PIC Wisconsin shareholder vote is attached as
         Exhibit 99.1 to this report and is incorporated into this Item 8.01 by reference.


Item 9.01  Financial Statements and Exhibits

                  Exhibit 99.1 - News release dated July 26, 2006

We are furnishing the exhbit to this Form 8-K in accordance with Item 7.01, Regulation FD Disclosure. The exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 26, 2006



                                             PROASSURANCE CORPORATION




                                             By: /s/ Edward L. Rand, Jr.
                                                 -------------------------------
                                                     Edward L. Rand, Jr.
                                                     Chief Financial Officer

                                       2